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                                  EXHIBIT 10.3



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                       ENLIGHTEN SOFTWARE SOLUTIONS, INC.
                                WARRANT AGREEMENT


               THIS WARRANT AGREEMENT (this "Agreement") is made and entered into as of March 6, 2001 between ENLIGHTEN SOFTWARE SOLUTIONS, INC., a California corporation (the "Company"), and MADEN TECH CONSULTING, INC., a Delaware corporation ("Maden Tech"). Certain capitalized terms used herein are defined in Section 24 hereof.

               WHEREAS, the Company desires to obtain a credit facility from Maden Tech upon the terms and subject to the conditions specified in the certain Loan Agreement by and between the Company and Maden Tech dated as of February 14, 2001 (the "Loan Agreement"); and

               WHEREAS, as an inducement to Maden Tech to enter into the Loan Agreement and provide the Credit Facility (as such term is defined in the Loan Agreement), the Company has agreed to issue to Maden Tech Warrants, as hereinafter described, to purchase shares of the Company's common stock, no par value per share (the "Common Stock"), upon the terms and subject to the conditions set forth herein; and

               WHEREAS, the Company wishes to set forth, among other things, the provisions of such Warrants and the terms and conditions on which such Warrants may be issued, exchanged, exercised and replaced.

               NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

        1.     GRANT; FORM OF WARRANTS.

               The Company shall issue and deliver to Maden Tech on the date hereof, a warrant (the "Warrant") to purchase 2,000,000 shares of Common Stock. For all purposes of this Agreement, all shares of Common Stock which Maden Tech may acquire upon exercise of a Warrant may be referred to as "Warrant Shares." The number of Warrant Shares for which a Warrant shall be exercisable shall be calculated in each case based on the criteria set forth herein. The Warrant, and any additional Warrants which may be issued upon partial exercise, replacement or transfer of such Warrant or Warrants, shall be evidenced by, and subject to the terms of a Warrant Certificate (including the Forms of Election to Purchase and Assignment attached thereto, a "Warrant Certificate") in the form of Exhibit 1 attached hereto, in each case executed on behalf of the Company by the manual or facsimile signature of the President or Vice President of the Company, or in facsimile, and attested by the Secretary or an Assistant Secretary of the Company.

        2.     EXERCISE PRICE.

               Subject to the terms, conditions and adjustments herein set forth, the Warrants shall be exercisable at a price per share equal to the Current Market Price ("Exercise Price").

        3.     REGISTRATION.

               All Warrant Certificates shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. Subject to its compliance with the foregoing, the Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact of such Warrant for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person or entity, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith.



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        4.     TRANSFER OF WARRANTS.

               (a) Neither any Warrant nor any Warrant Shares obtained upon exercise of any Warrant may be offered, sold, transferred, pledged or otherwise disposed of, in whole or in part, to any Person other than in accordance with applicable federal and state securities laws.

               (b) Except as otherwise permitted by this Section 4, each Warrant Certificate and each certificate evidencing any Warrant Shares issued upon exercise of a Warrant shall be stamped or otherwise imprinted with a legend in substantially the form as set forth on the form of Warrant Certificate attached hereto as Exhibit 1. Notwithstanding the foregoing, a holder of a Warrant Certificate or a certificate evidencing any Warrant Shares issued upon exercise of a Warrant (a "Holder") may require the Company to issue a Warrant Certificate or stock certificate, in each case without a legend, if and to the extent permitted by, and in accordance with, applicable law.


               (c) Provided that a transfer is permitted under applicable law, a Warrant may be transferred or endorsed to another party in whole or in part by surrendering to the Company, or its duly authorized agent, for cancellation the existing Warrant Certificate evidencing the Warrant to be transferred, endorsed or accompanied by a written instrument of transfer, in form satisfactory to the Company, duly executed by the holder thereof in person or by a duly authorized representative, agent or attorney-in-fact appointed in writing. Upon receipt thereof by the Company or such agent, the Company shall issue and deliver, or cause such agent to issue and deliver, in the name of the transferee, a new Warrant Certificate containing the same terms as the surrendered Warrant Certificate. In the case of the transfer of fewer than all of the rights evidenced by the surrendered Warrant Certificate, the Company shall issue a new Warrant Certificate to the transferring Holder for the remaining number of shares specified in the Warrant Certificate so surrendered.

        5.     EXERCISE OF WARRANTS.

               (a) Term of Exercise. Each Warrant Certificate shall entitle the holder thereof to purchase up to such number of Warrant Shares as are specified in the Warrant Certificate at the Exercise Price, in whole or in part, at any time or from time to time, on any Business Day during the Exercise Period.


               (b) Mechanics of Exercise. To exercise a Warrant, the holder thereof shall deliver to the Company, or its duly authorized agent, the Warrant Certificate or Certificates evidencing such Warrant, with the Form of Election to Purchase attached thereto duly completed and signed, together with payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which the Warrant is then exercised. Upon such surrender of the Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within five (5) Business Days of the surrender of such Warrant Certificate and payment of the applicable Exercise Price) to or upon the written order of the Holder of such Warrant, in such name or names as such Holder may designate on the completed Election to Purchase, a certificate or certificates for the number of Shares so purchased, together with cash, as provided in Section 13 of this Agreement, in respect of any fraction of a Warrant Share otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person or entity so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of the Warrant Certificate and payment of the Exercise Price as aforesaid. If any Warrant is exercised by its Holder in part, the Company shall issue a new Warrant Certificate to the Holder exercisable for the remaining number of Warrant Shares specified in the Warrant Certificate so surrendered (which shall be in all other respects identical to the Warrant Certificate surrendered).


               (c) Payment of Exercise Price. Payment of the Exercise Price may be made in cash, by certified check or bank draft payable to the order of the Company, by wire transfer of immediately available funds.



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               (d) Payment of Taxes. The Company shall pay all expenses, taxes and other governmental charges with respect to the issue or delivery of the Warrant Shares, unless such tax or charge is required by law to be imposed upon the Holder. The Company shall not be required, however, to pay any transfer tax or other similar charge imposed in connection with the issue of any certificate for Warrant Shares in any name other than that of the Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.


        6.     MUTILATED OR MISSING WARRANT CERTIFICATE.

               If a Warrant Certificate is mutilated, lost, stolen or destroyed, the Company shall issue and deliver (a) in exchange and substitution for and upon cancellation of any mutilated Warrant Certificate or (b) in lieu of and in substitution for any Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor representing an equivalent right or interest; but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate including, without limitation, an Affidavit of Loss executed by the Holder.

        7.     RESERVATION OF COMMON STOCK, ETC.

               The Company shall reserve, for so long as any Warrant remains outstanding, a number of authorized and unissued Warrant Shares sufficient to provide for the exercise in full of any and all such Warrants, and the transfer agent for the Common Stock, which may be the Company (the "Transfer Agent"), is hereby irrevocably authorized and directed at all times until all such Warrants have been exercised in full or otherwise surrendered for cancellation to reserve such number of authorized and unissued Warrant Shares as necessary for such purpose. The Company shall keep copies of this Agreement on file with the Transfer Agent and shall supply the Transfer Agent with duly executed stock certificates for issue and delivery for such purpose and will itself provide or otherwise make available any cash payable as provided in Section 13 of this Agreement. All Warrant Certificates surrendered upon the exercise of a Warrant shall be, and such Warrant Certificates shall constitute, sufficient evidence of the number of Warrant Shares which have been issued upon the exercise of Warrants. The Company covenants and agrees that upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable, not subject to the preemptive rights of any shareholder, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issuance.

        8.     ADJUSTMENTS.

               The number of Warrant Shares and the Exercise Price of each Warrant shall be subject to adjustment from time to time as set forth in this
Section 8. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 8 in accordance with
Section 12.

               (a) Mechanical Adjustments. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment as follows:

                      (1) Adjustment for Change in Capital Stock. Subject to paragraph 8(a)(6) below, in case the Company shall (i) pay a dividend on its outstanding shares of Common Stock in shares of Common Stock or make a distribution of shares of Common Stock on its outstanding shares of Common Stock, (ii) make a distribution on its outstanding shares of Common Stock in shares of its capital stock other than Common Stock, (iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iv) combine its outstanding shares of Common Stock into a smaller number of shares of

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Common Stock, or (v) issue, by reclassification of its shares of Common Stock, other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving entity), then the number of Warrant Shares purchasable upon exercise of a Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which such Holder would have owned or have been entitled to receive upon the happening of any of the events described above had such Warrant been exercised in full immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph 8(a)(1) shall become effective immediately after the record date for such event or, if none, immediately after the effective date of such event. Such adjustment shall be made successively whenever such an event occurs.

                      (2) Adjustment for Rights Issue. Subject to paragraph 8(a)(6) below, in case the Company shall issue rights, options or warrants (collectively, "Rights") to all holders of its outstanding Common Stock entitling them to subscribe for or purchase shares of Common Stock at a Price Per Share (as defined in paragraph 8(a)(5) below) which is lower at the record date mentioned below than the then Current Market Price per share of Common Stock, the number of Warrant Shares thereafter purchasable upon the exercise of a Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of such Warrant by a fraction, the numerator of which shall be the sum of (a) the total number of shares of Common Stock and shares of Common Stock issuable upon the exercise of Convertible Securities (as defined in paragraph 8(a)(4) below), each as outstanding on the date of issuance of such Rights plus (b) the additional Number of Shares (as defined in paragraph 8(a)(5) below) of Common Stock offered for subscription or purchase in connection with such Rights and the denominator of which shall be the sum of (x) the total number of shares of Common Stock and shares of Common Stock issuable upon the exercise of Convertible Securities, each as outstanding on the date of issuance of such Rights plus (y) the number of shares which the aggregate Proceeds (as defined in paragraph 8(a)(5) below) received or receivable by the Company upon exercise of such Rights would purchase at the Current Market Price per share of Common Stock at such record date. Such adjustment shall be made whenever Rights are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive Rights, provided, that except as provided in paragraph 8(a)(10) below, no further adjustment of the number of Warrant Shares issuable upon exercise of such Warrant shall be made upon the actual issue of Warrant Shares.

                      (3) Adjustment for Other Distributions. Subject to paragraph 8(a)(6) below, in case the Company shall distribute to all holders of its shares of Common Stock (x) evidences of indebtedness or assets (excluding cash dividends or distributions payable out of the consolidated earnings or surplus legally available for such dividends or distributions and dividends or distributions referred to in paragraphs 8(a)(1) or (2) above) of the Company or any corporation or other legal entity a majority of the voting equity or equity interests of which are owned, directly or indirectly, by the Company (a "Subsidiary"), or (y) shares of capital stock of a Subsidiary (such evidences of indebtedness, assets and securities as set forth in clauses (x) and (y) above, collectively, "Assets"), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of a Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of such Warrant by a fraction, the

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numerator of which shall be the Current Market Price per share of Common Stock on the date of such distribution and the denominator of which shall be the difference between (a) such Current Market Price per share of Common Stock and
(b) the fair value as of such record date as determined reasonably and in good faith by the Board of Directors of the portion of the Assets applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

               (4) Adjustment for Common Stock and Convertible Securities Issue. Subject to paragraph 8(a)(6) below, in case the Company shall issue shares of its Common Stock, or securities convertible into, or exchangeable or exercisable for Common Stock or Rights to subscribe for or purchase such securities (collectively, "Convertible Securities") (excluding the issuance of (i) Common Stock or Convertible Securities issued in any of the transactions described in paragraphs 8(a)(1), (2) or (3) above or Section 8(d) below, (ii) securities issued pursuant to or in connection with any Permitted Issuance, or (iii) shares of Common Stock issued upon the exercise of the Warrants) at a Price Per Share of Common Stock, in the case of the issuance of Common Stock, or at a Price Per Share of Common Stock initially deliverable upon conversion or exercise of exchange of such Convertible Securities, in each case, together with any other consideration received by the Company in connection with such issuance, below the then Current Market Price per share of Common Stock on the date the Company fixed the offering, conversion or exercise or exchange price of such additional shares, then the number of Warrant Shares thereafter purchasable upon the exercise of a Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of such Warrant by a fraction, the numerator of which shall be the sum of (a) the total number of shares of Common Stock and shares of Common Stock issuable upon the exercise of Convertible Securities (in each case, excluding all shares being issued for which adjustment is being made pursuant to this paragraph 8(a)(4)), each as outstanding on such date plus (b) the additional Number of Shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the sum of (x) the total number of shares of Common Stock and shares of Common Stock issuable upon the exercise of Convertible Securities (in each case, excluding all shares being issued for which adjustment is being made pursuant to this paragraph 8(a)(4)), each as outstanding on such date plus (y) the number of shares of Common Stock which the aggregate Proceeds of the total amount of Convertible Securities so offered would purchase at the Current Market Price Per Share of Common Stock at such record date. In case the Company shall issue and sell Convertible Securities for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "Price Per Share" of Common Stock and the "consideration received by the Company" for purposes of the first sentence and the immediately preceding sentence of this paragraph 8(a)(4), the Board of Directors shall reasonably and in good faith determine the fair value of such property. The determination of whether any adjustment is required under this paragraph 8(a)(4), by reason of the sale and issuance of any Convertible Securities and the amount of such adjustment, if any, shall be made at such time and not at the subsequent time of issuance of shares of Common Stock upon the exercise, conversion or exchange of Convertible Securities.

               (5) Price Per Share. For purposes of this Section 8(a), "Price Per Share" shall be defined and determined according to the following formula:

                             P      =       R/N

                             where

                             P      =       Price Per Share;

                             R      =       the "Proceeds" received or
                                            receivable by the Company which (x)
                                            in the case of shares of Common
                                            Stock is the total amount received
                                            or receivable by the Company in
                                            consideration for the

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                                             issuance and sale of such shares;
                                             (y) in the case of Rights or of
                                             Convertible Securities with respect
                                             to shares of Common Stock, is the
                                             total amount received or receivable
                                             by the Company in consideration for
                                             the issuance and sale of Rights or
                                             such Convertible Securities, plus
                                             the minimum aggregate amount of
                                             additional consideration, other
                                             than the surrender of such
                                             Convertible Securities, payable to
                                             the Company upon exercise,
                                             conversion or exchange thereof; and
                                             (z) in the case of Rights to
                                             subscribe for or purchase such
                                             Convertible Securities, is the
                                             total amount received or receivable
                                             by the Company in consideration for
                                             the issuance and sale of such
                                             Rights plus the minimum aggregate
                                             amount of additional consideration,
                                             other than the surrender of such
                                             Convertible Securities, payable
                                             upon the conversion or exchange or
                                             exercise of such Convertible
                                             Securities; provided that in each
                                             case the proceeds received or
                                             receivable by the Company shall be
                                             the net cash proceeds after
                                             deducting therefrom any
                                             compensation paid or discount
                                             allowed in the sale, underwriting
                                             or purchase thereof by underwriters
                                             or dealers or others performing
                                             similar services; and

                              N     =        the "Number of Shares," which (x)
                                             in the case of Common Stock is the
                                             number of shares issued; and (y) in
                                             the case of Rights or of
                                             Convertible Securities with respect
                                             to shares of Common Stock, is the
                                             maximum number of shares of Common
                                             Stock initially issuable upon
                                             exercise, conversion or exchange
                                             thereof.

                      (6) Minimum Adjustment. No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of this Warrant; provided that any adjustments which by reason of this paragraph 8(a)(6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided further that notwithstanding the foregoing, all such adjustments shall be made no later than three years from the date of the first event that would have required an adjustment but for this paragraph. All calculations shall be made to the nearest one-thousandth of a Warrant Share and the nearest cent.

                      (7) Adjustment in Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted as herein provided, the Exercise Price payable upon exercise of this Warrant immediately prior to such adjustment shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares purchasable immediately thereafter.



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                      (8) Shares of Common Stock. For all purposes of this
Agreement, the term "shares of Common Stock" shall mean (i) the Common Stock and/or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, as a result of an adjustment made pursuant to this Section 8(a), the Holder shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of a Warrant and the Exercise Price shall be subject to adjustment from time to time in a manner and on terms substantially identical to the provisions with respect to the Warrant Shares contained in paragraphs (1) through (7) above, and the provisions of this Agreement with respect to the Warrant Shares shall apply on like terms to any such other securities.

                      (9) Expiration of Rights, Etc. Upon the expiration of any Rights or the expiration of any conversion or exchange rights, if any thereof shall not have been exercised, the Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Rights or conversion or exchange or exercise rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all of such Rights or conversion or exchange or exercise rights whether or not exercised; provided that no such readjustment shall have the effect of increasing the Exercise Price or decreasing the number of Warrant Shares purchasable upon the exercise of a Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such Rights or conversion or exchange or exercise rights.

               (b) Voluntary Adjustment by the Company. The Company may, at its option and at any time during the term of a Warrant, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors.

               (c) Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of a Warrant or the Exercise Price of Warrant Shares is adjusted as herein provided, the Company shall promptly mail to the Holder, at the sole expense of the Company by first class mail, postage prepaid, notice of such adjustment or adjustments and shall prepare and cause to be executed and delivered an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of such Warrant and the Exercise Price of Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth in reasonable detail the computations by which such adjustment was made.

               (d) Preservation of Purchase Rights upon Merger or Consolidation. In case of any consolidation of the Company with or merger of the Company into another entity, prior to the consummation of such consolidation or merger the Company and such successor entity shall execute and deliver an agreement, which shall be binding on the Holder, that the Holder shall have the right upon the consummation of such consolidation or merger and upon payment of the Exercise Price in effect immediately prior to such action (after giving effect to any applicable adjustments under Section 8(a) hereof) to purchase upon exercise of a Warrant the kind and amount of shares and other securities and property (including cash) which such Holder would have owned or have been entitled to receive after the happening of such consolidation or merger had such Warrant been exercised immediately prior to such action. The Company shall at its sole expense mail by first class mail, postage prepaid, to the Holder notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be substantially identical to the adjustments provided for in this
Section 8. The provisions of this Section 8(d) shall similarly apply to successive consolidations or mergers.


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               (e) Statement on Warrant. Irrespective of any adjustments in the
Exercise Price or the number or kind of shares purchasable upon the exercise of this Warrant, this Warrant theretofore or thereafter issued may continue to express the same Exercise Price and number and kind of Warrant Shares as are stated in this Warrant as initially issued.

               (f) Notices to Holders. In case, at any time or from time to time:

                      (1) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                      (2) the Company shall authorize the distribution to all holders of shares of Common Stock of securities or assets or cash; or

                      (3) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of a substantial portion of the assets of the Company for which approval of any shareholders of the Company is required, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

                      (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                      (5) the Company takes any significant action toward a public offering or sale of shares of Common Stock (including, without limitation, the engagement of an investment banking firm, underwriter or other consultant); or

                      (6) the Company receives a notice from any holder of its other equity securities that such holder desires to exercise its right to "put" such securities so held back to the Company;

               then the Company shall cause to be given to the Holder at its address appearing hereon, at least ten (10) Business Days prior to the applicable record date hereinafter specified or the date on which a registration statement relating to such public offering is to be filed with the Securities and Exchange Commission (the "SEC"), or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock entitled to receive any such rights, options, warrants or distribution are to be determined, (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, as well as the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, or winding up, (iv) that the Company intends to proceed with a public offering and notifying the Holder of the date such registration statement is scheduled to be filed with the SEC, or
(v) the date on which the purchase of shares by the Company is to be effected pursuant to the exercise of such a put option, together with, in such case, an officer's certificate stating whether the Company has sufficient funds legally available to it to make the purchase required in connection with such exercise, and describing in sufficient detail the calculations made by the Company in making such statement. The failure to give the notice required by this Section 8(f) or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, winding up or action, or the vote upon any of the foregoing.


        9.     SECURITIES ACT REGISTRATION.

               (a) By acceptance of a Warrant Certificate evidencing the Warrant, each Holder:

                      (1) represents and agrees that such Holder is acquiring the Warrant, and that upon exercise thereof it will acquire the Warrant Shares, with its own funds for its own account for investment, not as a nominee or agent, and not with a view to any sale, distribution or transfer thereof in violation of the Securities Act. By acceptance of a Warrant Certificate evidencing the Warrant, each Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to the Warrant or the Warrant Shares.

                      (2) acknowledges that such Holder has been informed by the Company or by the previous Holder of the Warrant that the Warrant and any Warrant Shares obtained upon exercise of any Warrant may not, under the Securities Act and applicable regulations thereunder, be re-sold, transferred or otherwise disposed of without registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

                      (3) acknowledges that the Warrant and any Warrant Shares obtained upon exercise of any Warrant at the time of issuance may not be registered under the Securities Act, and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

                      (4) acknowledges that an investment in the Company is highly speculative and represents that the Holder is able to fend for itself in the transactions contemplated by this Warrant Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. Each Holder represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

               (b) As of the date hereof, the parties hereto have executed and delivered the Registration Rights Agreement pursuant to which the Warrant Shares shall be considered Registrable Securities (as defined therein). The parties agree that the Registration Rights Agreement shall govern all matters relating to the registration of the Warrant Shares under the Securities Act.

        10.    INFORMATION COVENANTS.

               (a) Notice of Shareholder Meetings. Nothing contained in this Agreement shall be construed as conferring upon any Holder the right to vote or to consent to or receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company; provided, however, that if a meeting of the shareholders of the Company is called or if consents of the Company's shareholders are solicited to consider and take action on a proposal for (i) the declaration of a dividend with respect to the Common Stock, other than in cash, (ii) the voluntary dissolution of the Company, or (iii) any consolidation, merger or sale of all or substantially all of its property, assets, business and good will as an entirety, then the Company shall cause a notice thereof to be sent by first class mail, postage prepaid, at least five (5) Business Days prior to the record date for determining shareholders entitled to vote at such meeting or to take action with respect to such consent, to each Holder of Warrants at such Holder's address appearing on the Warrant Register.

               (b) Cooperation. The Company shall cooperate with the Holder and each holder of Warrant Shares in supplying such information as may be reasonably necessary for such holders to complete and file any information reporting forms presently or hereafter required by the SEC and any state securities agency as a condition to the availability of an exemption under the Securities Act and any applicable state securities law for the sale of this Warrant or any Warrant Shares.

               (c) Proper Books and Records. The Company covenants that it will keep proper books and records in which full, true and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to its business and activities.


        11.    REPRESENTATIONS AND WARRANTIES.

               As an inducement to Maden Tech to enter into this Agreement and the Registration Rights Agreement (collectively, the "Transaction Documents"), the Company represents and warrants to Maden Tech as of the date hereof as follows:

               (a) Validity of Securities. The Warrants, when issued and delivered in accordance with the terms of this Agreement, and the Warrant Shares issued upon exercise of the Warrants when issued, paid for and delivered in accordance with the terms of this Agreement and the Warrant Certificates, shall be duly and validly issued and outstanding, fully paid and nonassessable, not subject to the preemptive rights of any shareholder and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issuance, other than the transfer and other restrictions contemplated by this Agreement. All issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to the preemptive rights of any shareholder, have been issued in compliance with all applicable federal and state securities laws and are free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issuance.


               (b) Registration Rights. Except for parties to the Registration Rights Agreement and as set forth on Schedule 11(b) hereto, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

        12.    NOTICES.

               All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                      (a)    if to Maden Tech:
                             Maden Tech Consulting, Inc.
                             2110 Washington Boulevard
                             Suite 200
                             Arlington, VA 22204
                             Fax: (703) 769-4423
                             Attention:  David R. Ford, Esq.

                             with a copy to:

                             Hogan & Hartson L.L.P.
                             555 13th Street, NW
                             Washington, D.C.  20004
                             Fax:  (202) 637-6542
                             Attention:  James E. Showen, Esq.

                      (b)    if to the Company:

                             Enlighten Software Solutions, Inc.
                             999 Baker Way, Fifth Floor
                             San Mateo, CA 94404
                             Fax:  (650) 578-0700
                             Attention: Chief Financial Officer

               All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 12 designate another address or Person for receipt of notices hereunder.

        13.    FRACTIONAL INTERESTS.

               The Company shall not be required to issue fractions of Warrant Shares on the exercise of Warrants. If the Company elects not to issue fractions of Warrant Shares, then with respect to any fraction of a Share that would otherwise have been issuable on the exercise of a Warrant, the Company shall purchase such fraction for an amount in cash equal to the fraction of the Current Market Price of such fractional Share.


        14.    SURVIVAL.

               This Agreement shall survive the exercise of the Warrants.

        15.    NO IMPAIRMENT; NECESSARY ACTIONS.

               The Company shall not by any action (including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action) avoid or seek to avoid the observance or performance of any of the terms of this Agreement or any Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will:
(a) use its commercially reasonable efforts to obtain all such authorizations, approvals, exemptions or consents from any Governmental Authority having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement (including, without limitation, making all necessary filings with such Governmental Authorities, except that the Company shall not be required to make any such filings as would cause it to be required to qualify to do business in any such jurisdiction where it would not otherwise be required to so qualify); (b) take all necessary steps (including, without limitation, making appropriate amendments to its certificate of incorporation) to ensure that the Company has authorized a sufficient number of authorized but unissued shares of its common stock to provide for the issuance of the Warrant Shares; (c) reserve from such authorized but unissued shares of common stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any and all Warrants issued pursuant to this Agreement; and
(d) take all actions as may be necessary or appropriate to ensure that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of any such Warrant that are not subject to any preemptive rights and are free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issuance.


        16.    ENTIRE AGREEMENT.

               This Agreement constitutes the entire agreement between the Company and the Holder with respect to this Warrant; provided, that the Company and the Holder are parties to the Registration Rights Agreement, and the provisions thereof are deemed incorporated into this Agreement as if the provisions thereof were originally set forth in full in this Agreement. The provisions of the Registration Rights Agreement shall be binding on the Holder without giving effect to any amendment or modification of the Registration Rights Agreement, unless such amendments or modifications shall have been made pursuant to the provisions of such Registration Rights Agreement.

        17.    BINDING EFFECT; BENEFITS.

               This Agreement shall inure to the benefit of and shall be binding upon the Company and the Holder and their respective permitted successors and assigns. Nothing in this Agreement, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

        18.    SECTION AND OTHER HEADINGS.

               The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

        19.    SEVERABILITY.

               Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

        20. RIGHTS TO CASH DIVIDENDS; NO OTHER RIGHTS OR LIABILITIES AS SHAREHOLDER.

               Notwithstanding anything to the contrary in this Agreement, during the Exercise Period, the Company may not declare and pay any cash dividends to holders of its Common Stock unless the Company pays to each Holder a cash dividend in an amount equal to that which such Holder would have received had such Holder's Warrants been exercised immediately prior to the record date with respect to such dividend for the number of Warrant Shares for which its Warrants would have been then exercisable. Nothing contained in this Agreement shall be determined as conferring upon the Holder any rights, other than the right to receive cash dividends as described in the preceding sentence, as a shareholder of the Company or as imposing any liabilities on the Holder to purchase any securities whether such liabilities are asserted by the Company or by creditors or shareholders of the Company or otherwise.

        21.    COUNTERPARTS.

               This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

        22.    GOVERNING LAW.

               This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to the conflict of law provisions thereof.

        23.    REMEDIES.

               Any Holder of a Warrant Certificate or certificate evidencing any Warrant Shares, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to equitable remedies including injunctive relief and specific performance of its rights under this Agreement or such certificate. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for injunctive relief or specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

        24.    CERTAIN DEFINITIONS.

               "Affiliate" means, with respect to any Person: (a) any other Person that directly or indirectly, controls, is controlled by, or is under common control with, such Person; or (b) a member or a general or limited partner of such Person.

               "Board of Directors" means the Board of Directors of the Company.

               "Business Day" means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of California.

               "Current Market Price" per share of Common Stock, for the purpose of any computation under this Agreement shall mean the average of the last reported sale price per share of the Common Stock on each of the five consecutive Trading Days preceding the date of the computation. The last reported sale price of the Common Stock on a day will be (a) the last sale price of the Common Stock before 4:00 p.m. reported on the principal stock exchange on which the Common Stock is listed, or (b) if the Common Stock is not listed on a stock exchange, the last sale price of the Common Stock before 4:00 p.m. reported on the principal automated securities price quotation system on which sale prices of the Common Stock are reported or (c) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, the mean of the high bid and low asked price quotations for the Common Stock as reported by National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding Trading Days. If the Common Stock is not traded or quoted as described in any of clause
(a), (b) or (c), the Current Market Price of the Common Stock on a day will be the fair market value of the Common Stock on that day as determined in good faith by the Company's Board of Directors based upon (and consistent with) written advice from a member firm of the New York Stock Exchange, Inc. selected by the Board of Directors.

               "Exercise Form" means an Exercise Form in the form attached to the form of Warrant Certificate attached hereto as Exhibit 1.

               "Exercise Period" means the period commencing on the date hereof and continuing until 5:00 p.m., Arlington, Virginia time, on March 6, 2002.

               "Governmental Authority" means any foreign, federal, state, local or other governmental authority or regulatory body having jurisdiction over the Company, its Affiliates and the Holder.

               "Indebtedness" shall have the meaning ascribed to it in the Loan Agreement.

               "Permitted Issuance" shall mean any issuance of Common Stock or other securities of the Company pursuant to or in connection with any of the following: (i) shares of Common Stock or options to purchase Common Stock issued or granted to officers, directors, employees or consultants of the Company and its subsidiaries, or, if approved by the Company's Board of Directors, to any other individual or entity for any purpose other than an equity financing of the Company; (ii) securities issued to financial institutions or lessors in conjunction with a bona fide equipment financing, commercial credit arrangement or similar transaction, provided that such issuance is approved by the Company's Board of Directors; (iii) securities issued upon conversion of any convertible securities outstanding as of the date hereof; (iv) securities issued in connection with business combinations or corporate partnering agreements approved by the Company's Board of Directors; or (v) securities issued in connection with the Company's merger or acquisition of, by or into another corporation.

                "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

               "Registration Rights Agreement" means the certain Registration Rights Agreement, dated as of the date hereof, by and between the Company and Maden Tech, as amended from time to time.

               "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the United States Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall be deemed to include a reference to the comparable section, if any, of any such successor Federal statute.

               "Trading Day" shall mean (a) if the Common Stock is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Stock is listed, (b) if the Common Stock is not listed on a stock exchange, but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported or (c) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, a day on which quotations are reported by National Quotation Bureau Incorporated.

               [Remainder of this page intentionally left blank.]

                        WARRANT AGREEMENT SIGNATURE PAGE


               IN WITNESS WHEREOF, each of the parties hereto has caused this Warrant Agreement, or a counterpart hereof, to be duly executed and delivered as of the day, month and year first above written.

Attest:                                     ENLIGHTEN SOFTWARE SOLUTIONS, INC.



/s/ [NAME]                                  By:    /s/ Bill Bradley
---------------------------------              ---------------------------------
Name:                                          Name: Bill Bradley
Title:                                         Title: President and CEO

                                            MADEN TECH CONSULTING, INC.


                                            By:    /s/ Omar Maden
                                               ---------------------------------
                                                Name: Omar Maden
                                                Title: Chief Executive Officer

                                 SCHEDULE 11(b)

        Pursuant to Subscription Agreements (the "Subscription Agreements") dated as of April 28, 2000 (the "Subscription Closing Date"), the Company issued and sold 715,885 shares of Common Stock and warrants to purchase up to 859,063 shares of Common Stock to certain investors. Pursuant to the Subscription Agreements, the Company is obligated to (i) file a registration statement with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act for the sales and distribution of all of such Common Stock issued or issuable under the Subscription Agreements (the "Subscription Registrable Securities");
(ii) use its best efforts to secure the effectiveness of such registration statement as soon as practicable thereafter; and (iii) use its best efforts to cause the registration statement to remain effective until (A) the date ending two years of the Subscription Closing Date, (B) the date on which all the Subscription Registrable Securities have been resold, or (C) the date on which each holder of Subscription Registrable Securities is able to sell all of such holder's Registrable Securities in a single three month period without registration under the Securities Act pursuant to Rule 144. On July 27, 2000, the Company filed a Form SB-2 with the SEC covering the Registrable Securities (a total of 1,574,948 shares of Common Stock). On September 15, 2000, the Company filed Amendment Number One to the Form SB-2. The Company will be required to file further amendments to the Form SB-2 in order to meet its obligations under the Subscription Agreements.

EXHIBIT 1


                               WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE TRANSFER OR EXCHANGE OF THIS WARRANT MUST BE REGISTERED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

NO. MT-001                                                        March 6, 2001



                       ENLIGHTEN SOFTWARE SOLUTIONS, INC.


WARRANT CERTIFICATE

               THIS CERTIFIES THAT for value received, Maden Tech Consulting, Inc., or its registered assigns, is the owner of a Warrant which entitles it to purchase at any time or from time to time on or after the date hereof, as provided in the Warrant Agreement (as hereinafter defined) up to 2,000,000 fully paid and nonassessable Shares of the voting common stock (the "Common Stock"), of Enlighten Software Solutions, Inc., a California corporation (the "Company"), at the purchase price per Share equal to the Current Market Price as defined in the Warrant Agreement (the "Exercise Price") upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase attached hereto duly executed. As provided in the Warrant Agreement, the number and kind of Shares which may be purchased upon the exercise of the Warrant evidenced by this Warrant Certificate, and the Exercise Price at which such shares are purchasable, are, upon the happening of certain events, subject to modification and adjustment.

               This Warrant Certificate and the Warrant it represents are subject to, and entitled to the benefits of, all of the terms, provisions and conditions of a certain Warrant Agreement dated as of March 6, 2001 (the "Warrant Agreement") between the Company and Maden Tech Consulting, Inc., which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, duties and immunities hereunder of Company and the holder of this Warrant Certificate. Copies of the Warrant Agreement are on file at the principal office of the Company.

               Subject to the terms of the Warrant Agreement, this Warrant Certificate, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing a Warrant or Warrants entitling the holder to purchase a like aggregate number of Shares of Common Stock as the Warrant evidenced by the Warrant Certificate surrendered entitled such holder to purchase.

               No fractional Shares of Common Stock need be issued upon the exercise of any Warrant evidenced hereby, but in lieu thereof a cash payment may be made, as provided in the Warrant Agreement.

               During the Exercise Period, the Company may not declare and pay any cash dividends to holders of its Common Stock, unless the Company pays to the holder of this Warrant Certificate a cash dividend in an amount equal to that which such holder would have received had such holder's Warrants been exercised immediately prior to the record date with respect to such dividend for the number of Warrant Shares for which its Warrants would have been then exercisable. No holder of this Warrant Certificate shall be entitled to vote or receive dividends (other than as described in the preceding sentence) or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), to receive notice of meetings (except as provided in the Warrant Agreement), or to receive dividends or subscription rights or otherwise, until the Warrant evidenced by this Warrant Certificate shall have been exercised and the Common Stock purchasable upon the exercise thereof shall have become deliverable as provided in the Warrant Agreement.


               [Remainder of this page intentionally left blank.]

               IN WITNESS WHEREOF, the Company has caused the signature (or facsimile signature) of its President and Secretary to be printed herein and its corporate seal (or facsimile) to be printed herein.

Attest:                                ENLIGHTEN SOFTWARE SOLUTIONS, INC.


                                       By:
-------------------------                 ------------------------------------
Name:                                      Name:
Title:                                     Title:

                          FORM OF ELECTION TO PURCHASE

               To be executed if the Holder desires to exercise the Warrant.

TO ENLIGHTEN SOFTWARE SOLUTIONS, INC.:

               The undersigned hereby irrevocably elects to exercise the Warrant evidenced by this Warrant Certificate to purchase _____________ Shares of Common Stock issuable upon the exercise of such Warrant and requests that certificates for such Shares be issued in the name of:


                                                   ----------------------------
                                                   Name

                                                   ----------------------------
                                                   Address

                                                   ----------------------------
                                                   Tax Identification Number

               If such number of Shares shall not be all the Shares with respect to which this Warrant is exercisable, a new Warrant for the balance remaining of such Shares will be registered in the name of and delivered to:


                                                   ----------------------------
                                                   Name

                                                   ----------------------------
                                                   Address

                                                   ----------------------------
                                                   Tax Identification Number


Date:
     -------------------                           ----------------------------
                                                   Signature (Signature must
                                                   conform in all respects to
                                                   name of holder as specified
                                                   on the face of this Warrant
                                                   Certificate)

                                   ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate)

               For value received, the undersigned hereby sells, assigns and transfers unto the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the Secretary of the Company his agent to transfer said Warrant certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated: _________________,_____


                                             -----------------------------------
                                             NOTE: The above signature should
                                             correspond exactly with the name on
                                             the face of this Warrant
                                             Certificate.



---------------------------------

---------------------------------
(Insert Social Security or Other
  Identifying Number of Holder)